--------------------------------------------------------------------------------

                                      AAMES


                           $150,000,000 (APPROXIMATE)


                           AAMES MORTGAGE TRUST 2001-2
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
       CLASS A-1, CLASS A-2, CLASS A-IO, CLASS M-1, CLASS M-2 AND CLASS B





                            AAMES CAPITAL CORPORATION
                                     SPONSOR


                         AAMES CAPITAL ACCEPTANCE CORP.
                                    DEPOSITOR



                                  JUNE 13, 2001










GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



PRELIMINARY TERM SHEET                              DATE PREPARED: JUNE 13, 2001

                           $150,000,000 (APPROXIMATE)

                           AAMES MORTGAGE TRUST 2001-2
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2

---------------------------------------------------------------------------------------------------------------------------
                   APPROX       CERTIFICATE       WAL (YRS)        PYMT WINDOW (3)         TRANCHE         EXPECTED RATINGS
CLASS (1)        CLASS SIZE     COUPON (2)      CALL/MAT (3)       CALL/MAT (MOS)           TYPE              MOODY'S/S&P
---------        ----------     -----------     ------------       --------------           ----              -----------
A-1           $[105,818,000]        TBD           3.27/3.39          1-132/1-223        Fixed-Senior            Aaa/AAA
A-2            $[20,932,000]        TBD           2.47/2.47          1-124/1-124        Fixed-Senior            Aaa/AAA
A-IO                (5)                                                                 Fixed-Senior            Aaa/AAA
M-1            $[10,500,000]        TBD           6.07/6.29         37-132/37-184         Fixed-Sub             Aa2/AA
M-2            $[7,125,000]         TBD           6.07/6.22         37-132/37-165         Fixed-Sub              A2/A
B              $[5,625,000]         TBD           6.02/6.04         37-132/37-144         Fixed-Sub            Baa2/BBB

TOTAL          $150,000,000
---------------------------------------------------------------------------------------------------------------------------

(1) The Class A-1 Certificates are backed primarily by the cash flows from a pool of conforming fixed rate mortgage loans (the "GROUP I MORTGAGE LOANS"). The Class A-2 Certificates are backed primarily by the cash flows from a pool of nonconforming fixed rate and adjustable rate Mortgage Loans (the "GROUP II MORTGAGE LOANS"). The Class M-1, Class M-2 and Class B Certificates are backed by the cash flows from both the Loan Group I and the Loan Group II Mortgage Loans. The class sizes are subject to a +/- 10% variance.

(2) The Certificates are subject to a [5%] Clean-up Call (as described herein). The coupon on the Class A-1, Class A-2, Class M-1, Class M-2 and Class B Certificates will increase by [0.50%] after the first date on which the Clean-up Call is exercisable.

(3)  See "Pricing Prepayment Speed" herein.

(4) All Certificates, other than the Class A-IO Certificates, are subject to the Net WAC Cap.

(5) The Class A-IO Certificates will not receive any principal payments, but will accrue interest on its notional balance, which initially equals $[26,125,000] and reduces to $0.00 from month 4 through month 37 and remains at $0.00 thereafter pursuant to the IO Notional Balance Schedule.


                                       2

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Issuer:                    Aames Mortgage Trust 2001-2.

Sponsor:                   Aames Capital Corporation, a California corporation and a wholly-owned subsidiary of Aames Financial
                           Corporation.

Depositor:                 Aames Capital Acceptance Corp., a Delaware corporation and a wholly-owned subsidiary of Aames Financial
                           Corporation.

Servicer:                  Countrywide Home Loans, Inc. ("COUNTRYWIDE")

Underwriters:              Greenwich Capital Markets, Inc. (Lead and Book Manager), Lehman Brothers (Co), Morgan Stanley (Co) and
                           Countrywide Securities Corporation (Co).

Trustee:                   Bankers Trust Company of California, N.A.

Rating Agencies:           S&P and Moody's.

Statistical Calculation
Date:                      May 1, 2001

Cut-Off Date:              The close of business on June 1, 2001 or for Mortgage Loans originated after the Cut-Off Date, the origination date of such Mortgage Loans.

Pricing Date:              Week of June 11, 2001.

Closing Date:              On or about June 28, 2001.

Settlement Date:           On or about June 28, 2001.

Distribution Date:         The 25th of each month (or next succeeding business day), beginning July 25, 2001.

Certificates Offered:      The "SENIOR CERTIFICATES" will consist of (i) the Class A-1, Class A-2 (the "CLASS A CERTIFICATES") and
                           Class A-IO Certificates. The "SUBORDINATE CERTIFICATES" will consist of the Class M-1, Class M-2 and
                           Class B Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "CERTIFICATES".

Registration:              The Certificates will be available in book-entry form through DTC and upon request through Euroclear or
                           Clearstream, Luxembourg.

Accrued Interest:          The Certificates will settle with accrued interest. The price to be paid by investors for the
                           Certificates will include accrued interest from June 1, 2001 up to, but not including the Settlement Date
                           (27 days).

Interest Accrual Period:   The interest accrual period for the Certificates with respect to any Distribution Date will be the calendar month preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day months).

Cleanup Call:              On the Distribution Date on which the aggregate principal balance of the Mortgage Loans is


                                       3

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                           equal to or less than [5%] of the sum of the aggregate principal balance of the Mortgage Loans as of the
                           Cut-off Date (the "CLEAN-UP CALL DATE"), the Servicer will have the right to call all outstanding
                           Certificates by depositing an amount not less than the sum of (x) 100% of the principal balance of each such Mortgage Loan (other than any REO property whose market value is included pursuant to clause (y) as of the final distribution date), and (y) the fair market value of each REO property (as determined by the
                           Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such repurchase is furnished to certificateholders), plus one month's interest at the interest rate on each such Mortgage Loan including any Mortgage Loan as to which title to the underlying mortgage property has been acquired by the Trust and any unreimbursed servicing advances made in respect of such mortgage loan less any payments of principal and interest received during the related collection period in respect of such Mortgage Loans.

Denominations:             $25,000 minimum; increments of $1,000.

Federal Tax Status:        The Certificates will be treated as REMIC regular interest for Federal income tax purposes.

ERISA:                     The Certificates are expected to be "ERISA" eligible.

SMMEA:                     The Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Pricing Prepayment
Speed:                     Fixed rate Mortgage Loans: 115% of PPC (100% PPC is equal to 4% - 20% CPR over 12 months)

                           Adjustable rate Mortgage Loans: 27% CPR

Mortgage Loans:            As of the Statistical Calculation Date, the aggregate principal balance of the Mortgage Loans described herein was approximately $121,139,998 (the "STATISTICAL CALCULATION MORTGAGE LOANS") of which approximately $14,958,757 represented adjustable rate Mortgage Loans (the "STATISTICAL CALCULATION
                           ADJUSTABLE RATE MORTGAGE LOANS"). On or prior to the Closing Date, a like amount of adjustable rate
                           Mortgage Loans (the "ADJUSTABLE RATE MORTGAGE LOANS") expected to have similar characteristics to the
                           Statistical Calculation Adjustable Rate Mortgage Loans will be substituted for the Statistical
                           Calculation Adjustable Rate Mortgage Loans.

                           In addition to the substitution of Adjustable Rate Mortgage Loans for the Statistical Calculation
                           Adjustable Rate Mortgage Loans described above, on or prior to the Closing Date additional mortgage loans of approximately $28,860,002 having similar characteristics to the Statistical Calculation Mortgage Loans
                           will be added to the Trust (the "ADDITIONAL MORTGAGE LOANS"). The Statistical Calculation Mortgage Loans
                           other than the Statistical Calculation Adjustable Rate Mortgage Loans together with the Adjustable Rate
                           Mortgage Loans and the Additional Mortgage Loans are collectively referred to herein as the "MORTGAGE
                           LOANS".

Group I
Mortgage Loans:            Group I consists  primarily of 1,316 conforming fixed rate  Statistical  Calculation  Mortgage Loans with an aggregate balance of approximately $98,466,454. Approximately $26,763,127 of Additional Mortgage Loans
                           will be added to Group I on or prior to the Closing Date.

Group II
Mortgage Loans:            Group II consists primarily of 179 non-conforming fixed rate and adjustable rate Statistical Calculation
                           Mortgage Loans with an aggregate balance of approximately $22,673,544 (including the

                                       4

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                           Statistical Calculation Adjustable Rate Mortgage Loans). Approximately $2,096,874 of Additional Mortgage
                           Loans will be added to Group II on or prior to the Closing Date.

Collateral Description:    For further information, please see the attached collateral term sheet.

Net WAC Cap:               As to any Distribution Date, a per annum rate equal to:
                           (i)   the weighted average gross rate of the Mortgage Loans less servicing and trustee fee rates; minus
                           (ii)  the certificate rate on the Class A-IO Certificates multiplied by a fraction equal to:
                                  (a) the notional balance of the Class A-IO Certificates prior to such Distribution Date divided by
                                  (b) the balance of the Mortgage Loans.

Net Rate Cap Carryover:    As to any Distribution Date and the Senior (other than the Class A-IO) and Subordinate Certificates, the sum of
                           (i)   the excess, if any, of interest due such Certificates (without regard to the Net WAC Cap) over interest due such Certificates at a rate equal to the Net WAC Cap;
                           (ii)  any Net Rate Cap Carryover remaining unpaid from prior Distribution Dates; and
                           (iii) interest on the amount in clause (ii) at the related certificate rate (without regard to the Net
                                 WAC Cap);

Credit Enhancement:        Credit enhancement for the Certificates will consist of (i) Excess Interest Collections, (ii)
                           Overcollateralization and (iii) the subordination of Certificates with lower payment priorities.

Excess
Interest Collections:      For each Distribution Date, the interest collections from the Mortgage Loans minus the sum of (i) the interest paid on the Certificates and (ii) the servicing and trustee paid in respect of the Mortgage
                           Loans paid on the related Distribution Date.

Overcollateralization:     The Certificateholders will be entitled to receive distributions of Excess Interest Collections as principal until the overcollateralization amount equals the Required Overcollateralization Amount. This distribution of interest as principal will have the effect of accelerating the amortization of the
                           Certificates relative to the underlying Mortgage Loans.  On any Distribution Date, the
                           Overcollateralization Amount will be the amount by which the balance of the Mortgage Loans (the "MORTGAGE
                           LOAN BALANCE") exceeds the balance of the Certificates (the "Certificate Principal Balance").  On any
                           Distribution Date on which the Mortgage Loan Balance does not exceed the Certificate Principal Balance by the Required Overcollateralization Amount, Excess Interest Collections will be distributed as principal to the Certificateholders to increase the overcollateralization amount to the Required
                           Overcollateralization Amount.


                                       5

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Credit Enhancement
Percentage:
                              Initial Credit          Target Credit Enhancement
                                Enhancement              After Stepdown Date
                                -----------              -------------------
                           Rating      Percent        Rating         Percent
                           ------      -------        ------         -------
                            AAA        [15.50%]         AAA          [37.00%]
                            AA         [8.50%]          AA           [23.00%]
                             A         [3.75%]           A           [13.50%]
                            BBB        [0.00%]          BBB          [6.00%]

Required
Overcollateralization
Amount:                    On any Distribution Date on which a Delinquency Event or a Cumulative Loss Event has not occurred, the
                           Required Overcollateralization Amount is equal to:
                           (i)  prior to the Stepdown Date, [3.00%] of the initial Mortgage Loan Balance;
                           (ii) on or after the Stepdown Date, the greater of:
                                   (a)  the lesser of:
                                        (x) [3.00%] of the initial Mortgage Loan Balance; and
                                        (y) [6.00%] of the current balance of the Mortgage Loans;
                                   (b) 0.50% of the initial balance of the Certificates (the "OC FLOOR").

                           On any Distribution Date on which a Delinquency Event or a Cumulative Loss Event has occurred, the
                           Required Overcollateralization Amount is equal to the Required Overcollateralization Amount as of the preceding Distribution Date.

Subordination
Required
Overcollateralization
Amount:                    On any Distribution Date on which a Delinquency Event or a Cumulative Loss Event has not occurred, the
                           Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount exclusive of the OC Floor calculation, otherwise the Subordination Required Overcollateralization Amount
                           is equal to the Required Overcollateralization Amount.

Delinquency Event:         The three-month rolling average of the percentage of Mortgage Loans 60+ days delinquent exceeds [50%] of the percentage equal to the credit enhancement provided to the Senior Certificates.

Cumulative Loss Event:     For any Distribution Date in the applicable period below, if cumulative losses on the Mortgage Loans exceed the applicable percentage of the aggregate initial balance of the Mortgage Loans:

                                                     Distribution Periods          Percentage
                                                     --------------------          ----------
                                                            37-48                    [3.50]%
                                                            49-60                    [4.00]%
                                                            After 60                 [4.50]%

Stepdown Date:             The later to occur of
                           (x)   the earlier of:
                                 (a) the Distribution Date occurring in July 2004; and
                                 (b) the Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and
                           (y)   the first Distribution Date on which the Mortgage Loan balance has been reduced to 50% of the
                                 Mortgage Loan Balance as of the Cut-off Date.


                                       6

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Subordination Increase
Amount:                        As to any Distribution Date the lesser of the Subordination Deficiency and Excess Interest
                               Collections.

Subordination
Deficiency:                    As to any Distribution Date, the excess, if any, of the Required Overcollateralization Amount over the Overcollateralization Amount after giving effect to the distribution of principal from the
                               Mortgage Loans (but prior to the distribution of any Subordination Increase Amount).

Excess OC Amount:              As to any Distribution Date, the lesser of (i) the principal payments received on the Mortgage Loans and (ii) the excess, if any, of the Overcollateralization Amount over the Required
                               Overcollateralization Amount (assuming 100% of the distribution of principal payments received on the
                               Mortgage Loans is distributed to the Certificates).

Priority of Distributions:     Available Funds will be distributed in the following order of priority, in each case, to the extent of funds remaining:

                               1.  To the Servicer and the Trustee, the related fees;
                               2.  To the Senior Certificates, concurrently, the related Accrued Certificate Interest and any
                                   Interest Carry Forward Amount for such Class of Certificates for such Distribution Date;
                               3.  Sequentially, to the Class M-1, Class M-2 and Class B Certificates, the Accrued Certificate
                                   Interest;
                               4.  To the Class A Certificates, the Senior Principal Distribution Amount for such Distribution Date, excluding any Subordination Increase Amount;
                               5.  Sequentially, to the Class M-1, Class M-2 and Class B Certificates, the related principal distribution amount due (until the related required credit enhancement level is met), excluding any Subordination Increase Amounts;
                               6.  To the Certificates, the related Subordination Increase Amount, distributed in the order of priorities set forth in 4 and 5 above;
                               7.  To the holders of the Class M-1 Certificates, in an amount equal to the Interest Carry Forward
                                   Amount for such class; 8. To the holders of the Class M-1 Certificates, in an amount equal to the
                                   Realized Loss Amount allocable to the Class M-1 Certificates:
                               9.  To the holders of the Class M-2 Certificates, in an amount equal to the Interest Carry Forward
                                   Amount for such class; 10. To the holders of the Class M-2 Certificates, in an amount equal to the Realized Loss Amount allocable to the Class M-2 Certificates:
                               11. To the holders of the Class B Certificates, in an amount equal to the Interest Carry Forward
                                   Amount for such class;
                               12. To the holders of the Class B Certificates, in an amount equal to the Realized Loss Amount allocable to the Class B Certificates:
                               13. Sequentially, (a) concurrently to the Class A-1 and Class A-2 Certificates, pro rata, and (b)
                                   sequentially to the Class M-1, Class M-2 and Class B Certificates, in that order, the related Net
                                   Rate Cap Carryover;
                               14. To the Class C Certificates, the amounts required by the pooling and servicing agreement;
                               15. To the residual certificates, any remaining amounts.

                               On any Distribution Date, any shortfalls resulting from the application of the Relief Act and any
                               Prepayment Interest Shortfalls to the extent not covered by Compensating Interest paid by the


                                       7

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                               Servicer will be allocated, first, to the interest distribution amount with respect to the Class C
                               Certificates, and thereafter, to the Accrued Certificate Interest with respect to the Senior
                               Certificates and Subordinate Certificates on a pro rata basis based on the respective amounts of interest accrued on such Certificates for such Distribution Date. THE HOLDERS OF THE OFFERED
                               CERTIFICATES WILL NOT BE ENTITLED TO REIMBURSEMENT FOR ANY SUCH INTEREST SHORTFALLS.

Interest Shortfall             As to any Class of Certificates and any Distribution Date, is the amount equal to the sum of Relief
                               Act Shortfalls and Prepayment Interest Shortfalls.

Accrued Certificate
Interest:                      As to any Distribution Date and for any Class of Certificates, the amount of interest due thereon in respect of any Interest Period at the applicable pass-through rate, less the related pro rata share of Interest Shortfalls.

Interest Carry Forward
Amount:                        As to any Distribution Date and for any Class of Certificates, the amount, if any, by which (i) the
                               Accrued Certificate Interest on such Class for the preceding Distribution Date plus any outstanding
                               Interest Carry Forward Amount with respect to such Class from the second preceding Distribution Date
                               (together with interest on such outstanding Interest Carry Forward Amount at the related pass-through rate for the related Interest Period to the extent lawful) exceeds (ii) the amount of interest actually distributed to the holders of such Certificates on such preceding Distribution Date.

Principal Distribution
Amount:                        As to any Distribution Date, the lesser of: (i) the balance of the Certificates prior to such
                               Distribution Date and (ii) the sum of (a) principal from the Mortgage Loans less any Excess OC Amount and (b) the Subordination Increase Amount.

Senior Principal
Distribution Amount:           As to any Distribution Date prior to the Stepdown Date or during the continuation of a Delinquency
                               Event, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the balance of the
                               Class A Certificates.

                               As to any other Distribution Date, an amount equal to the excess, if any, of (i) the balance of the
                               Class A Certificates prior to such Distribution Date over (ii) the lesser of (a) [69.00%] of the balance of the Mortgage Loans as of the end of the related due period less the Subordination Required
                               Overcollateralization Amount for that Distribution Date and (b) the balance of the Mortgage Loans as of the last day of the related Due Period minus the OC Floor.

Class A Principal
Allocation Percentage:         The "Class A Principal Allocation Percentage" for any Class of Class A Certificates for any
                               Distribution Date is the percentage equivalent of a fraction, the numerator of which is (x) the portion of principal received for such Distribution Date that is related to the related Mortgage
                               Loans, and the denominator of which is (y) the total principal received for such Distribution Date.

Priority of Class A
Principal Distribution:        The Senior Principal Distribution Amount for any applicable Distribution Date, excluding any
                               Subordination Increase Amount included in that amount, distributed as follows:


                                       8

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                               A. To the Class A-1 Certificates, payable solely from the principal received from the Group I
                                  Mortgage Loans, an amount equal to the product of (a) the Senior Principal Distribution Amount, excluding any Subordination Increase Amount included in that amount, and (b) the Class A Principal
                                  Allocation Percentage applicable to the Class A-1 Certificates, until the certificate principal balance is reduced to zero;

                               B. To the Class A-2 Certificates, payable solely from the principal received from the Group II
                                  Mortgage Loans, an amount equal to the product of (a) the Senior Principal Distribution Amount, excluding any Subordination Increase Amount included in that amount, and (b) the Class A Principal
                                  Allocation Percentage applicable to the Class A-2 Certificates, until the certificate principal balance is reduced to zero;

                               If the certificate principal balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the holders of the Class A
                               Certificates on such Distribution Date, and the amount of principal distributions distributable to the holders of the Class A Certificates on all subsequent distribution dates, will be distributed to the holders of the Class A Certificates remaining outstanding, until the certificate principal balance of such class of Class A Certificates remaining outstanding has been reduced to zero.

Class M-1 Principal
Distribution Amount:           As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution
                               Amount if the  balance of the Class A Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of

                               (1) the sum of

                                   (A) the aggregate class principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution
                                       Date, and
                                   (B) the class principal balance of the Class M-1 Certificates immediately prior to the applicable
                                       Distribution Date

                               Over (2) the lesser of

                                   (A) [83.00%] of the Mortgage Loan Balance as of the last day of the related Due Period less the
                                       Subordination Required Overcollateralization Amount for that Distribution Date, and
                                   (B) the balance of the Mortgage Loans as of the last day of the related Due Period minus the OC
                                       Floor.

Class M-2 Principal
Distribution Amount:           As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution
                               Amount if the aggregate balance of the Class A Certificates and Class M-1 Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of

                               (1) the sum of
                                   (A) the aggregate class principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable

                                       9

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                               Distribution Date,
                           (B) the aggregate class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,
                               and
                           (C) the class principal balance of the Class M-2 Certificates immediately prior to the applicable
                               Distribution Date

                           Over (2) the lesser of

                           (A) [92.5%] of the Mortgage Loan Balance as of the last day of the related Due Period less the
                               Subordination Required Overcollateralization Amount for that Distribution Date, and
                           (B) the balance of the Mortgage Loans as of the last day of the related Due Period minus the OC Floor.

Class B Principal
Distribution Amount:       As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution
                           Amount if the aggregate balance of the Class A and Class M Certificates has been reduced to zero and a
                           Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of

                           (1) the sum of
                               (A) the aggregate class principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,
                               (B) the aggregate class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution
                                   Date, and
                               (C) the aggregate class principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date
                               (D) the class principal balance of the Class B Certificates immediately prior to the applicable
                                   Distribution Date

                           Over (2) the lesser of

                               (A) [100%] of the Mortgage Loan Balance as of the last day of the related Due Period less the
                                   Subordination Required Overcollateralization Amount for that Distribution Date, and
                               (B) the balance of the Mortgage Loans as of the last day of the related Due Period minus the OC
                                   Floor.

Allocation of Losses:      Losses not covered by the available credit enhancement will be allocated in the reverse order of payment priority (first to the Class B, then the Class M-2 and then the Class M-1 Certificates).

                                       10

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Class IO Notional
Balance Schedule:          The notional balance of the Class IO Certificates will be equal to the lesser of (a) the balance of the
                           Mortgage Loans and (b) the balance indicated in the schedule provided below.

                                     DISTRIBUTION MONTH           NOTIONAL BALANCE
                                     ------------------           ----------------
                                     1 to 3                            $26,125,000
                                     4 to 6                             23,375,000
                                     7 to 9                             22,000,000
                                     10 to 12                           19,250,000
                                     13 to 15                           16,500,000
                                     16 to 18                           14,437,500
                                     19 to 21                           13,681,250
                                     22 to 24                           12,031,250
                                     25 to 27                           10,263,000
                                     28 to 30                            9,121,750
                                     31 to 33                            7,981,875
                                     34 to 36                            7,218,750
                                     37 and after                                0

Monthly Advance and
Compensating Interest:     Each month the Servicer will determine the amount of any unpaid interest due on the Mortgage Loans. If the Servicer believes that unpaid interest can be recovered from the related Mortgage Loan, then the
                           Servicer will either:
                           o  Advance the unpaid interest to the trust out of its own funds; or
                           o  Advance the unpaid interest to the Trust out of collections on the Mortgage Loans that are not required to be distributed on the related Distribution Date.

                           The Servicer is required to reimburse the Trust for amounts advanced from trust collections on the next deposit date.

                           The Servicer will provide to the Trust the amount of any shortfall in the anticipated collection of interest on a Mortgage Loan that is caused by a full or partial prepayment of any Mortgage Loan generally up to the amount of the Servicer's Monthly Servicing Fee without any right of reimbursement
                           ("COMPENSATING INTEREST").

                           The Servicer shall be entitled to be reimbursed by the Trust for servicing advances from the related
                           Mortgage Loan in respect of which the servicing advance was made.

                                       11

GREENWICH CAPITAL
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                                       12

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                  Yield Tables

Class A-1 to Call
Coupon 6.120%
-------------------------------------------------------------------------------------------------------------------
     FLAT              0% PPC        50% PPC        85% PPC       115% PPC      150% PPC     175% PPC     200% PPC
     PRICE             0% CPR        15% CPR        22% CPR        27% CPR       35% CPR      40% CPR      45% CPR
-------------------------------------------------------------------------------------------------------------------
  100-00                  6.156          6.112          6.078         6.047         6.009       5.977         5.939
-------------------------------------------------------------------------------------------------------------------
WAL (YR)                  17.42           6.69           4.31          3.27          2.50        2.10          1.75
MDUR (YR)                  9.63           4.73           3.38          2.70          2.15        1.84          1.57
FIRST PRIN PAY         07/25/01       07/25/01       07/25/01      07/25/01      07/25/01    07/25/01      07/25/01
LAST PRIN PAY          11/25/30       02/25/23       11/25/15      06/25/12      10/25/09    07/25/08      07/25/07
-------------------------------------------------------------------------------------------------------------------

Class A-2 to Call
Coupon 5.905%
--------------------------------------------------------------------------------------------------------------------
      FLAT             0% PPC        50% PPC        85% PPC       115% PPC      150% PPC     175% PPC     200% PPC
      PRICE            0% CPR        15% CPR        22% CPR        27% CPR       35% CPR      40% CPR      45% CPR
--------------------------------------------------------------------------------------------------------------------
   100-00                 5.942          5.869          5.826         5.793         5.733       5.686         5.627
--------------------------------------------------------------------------------------------------------------------
WAL (YR)                  19.89           4.63           3.10          2.47          1.80        1.48          1.21
MDUR (YR)                 10.76           3.61           2.59          2.13          1.61        1.35          1.12
FIRST PRIN PAY         07/25/01       07/25/01       07/25/01      07/25/01      07/25/01    07/25/01      07/25/01
LAST PRIN PAY          11/25/30       07/25/19       02/25/14      10/25/11      10/25/08    07/25/07      06/25/06
--------------------------------------------------------------------------------------------------------------------

Class M-1 to Call
Coupon 7.085%
--------------------------------------------------------------------------------------------------------------------
      FLAT             0% PPC        50% PPC        85% PPC       115% PPC      150% PPC     175% PPC     200% PPC
      PRICE            0% CPR        15% CPR        22% CPR        27% CPR       35% CPR      40% CPR      45% CPR
--------------------------------------------------------------------------------------------------------------------
   100-00                 7.150          7.129          7.108         7.089         7.070       7.064         7.064
--------------------------------------------------------------------------------------------------------------------
WAL (YR)                  26.45          12.47           8.04          6.07          4.87        4.53          4.50
MDUR (YR)                 11.59           7.71           5.74          4.65          3.93        3.72          3.73
FIRST PRIN PAY         05/25/23       06/25/07       03/25/05      07/25/04      10/25/04    12/25/04      03/25/05
LAST PRIN PAY          11/25/30       02/25/23       11/25/15      06/25/12      10/25/09    07/25/08      07/25/07
--------------------------------------------------------------------------------------------------------------------

Class M-2 to Call
Coupon 7.530%
--------------------------------------------------------------------------------------------------------------------
      FLAT             0% PPC        50% PPC        85% PPC       115% PPC      150% PPC     175% PPC     200% PPC
      PRICE            0% CPR        15% CPR        22% CPR        27% CPR       35% CPR      40% CPR      45% CPR
--------------------------------------------------------------------------------------------------------------------
   100-00                 7.604          7.582          7.560         7.540         7.518       7.507         7.500
--------------------------------------------------------------------------------------------------------------------
WAL (YR)                  26.45          12.47           8.04          6.07          4.80        4.32          4.06
MDUR (YR)                 11.11           7.51           5.62          4.57          3.82        3.53          3.37
FIRST PRIN PAY         05/25/23       06/25/07       03/25/05      07/25/04      08/25/04    09/25/04      10/25/04
LAST PRIN PAY          11/25/30       02/25/23       11/25/15      06/25/12      10/25/09    07/25/08      07/25/07
--------------------------------------------------------------------------------------------------------------------

Class B to Call
Coupon 7.530%
--------------------------------------------------------------------------------------------------------------------
      FLAT             0% PPC        50% PPC        85% PPC       115% PPC      150% PPC     175% PPC     200% PPC
      PRICE            0% CPR        15% CPR        22% CPR        27% CPR       35% CPR      40% CPR      45% CPR
--------------------------------------------------------------------------------------------------------------------
     97-24                7.809          7.886          7.965         8.039         8.119       8.164         8.198
--------------------------------------------------------------------------------------------------------------------
WAL (YR)                  26.44          12.38           7.98          6.02          4.72        4.20          3.87
MDUR (YR)                 10.95           7.41           5.55          4.51          3.74        3.41          3.20
FIRST PRIN PAY         05/25/23       06/25/07       03/25/05      07/25/04      07/25/04    08/25/04      08/25/04
LAST PRIN PAY          11/25/30       02/25/23       11/25/15      06/25/12      10/25/09    07/25/08      07/25/07
--------------------------------------------------------------------------------------------------------------------


                                       13

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                  Yield Tables

Class A-1 to Maturity
Coupon 6.120%
--------------------------------------------------------------------------------------------------------------------
        FLAT           0% PPC       50% PPC        85% PPC      115% PPC       150% PPC     175% PPC     200% PPC
       PRICE           0% CPR       15% CPR        22% CPR       27% CPR       35% CPR       40% CPR      45% CPR
--------------------------------------------------------------------------------------------------------------------
   100-00                 6.156           6.117         6.088         6.061          6.025       5.995         5.960
--------------------------------------------------------------------------------------------------------------------
 WAL (YR)                 17.43            6.84          4.47          3.39           2.60        2.18          1.82
 MDUR (YR)                 9.63            4.77          3.44          2.76           2.20        1.89          1.62
 FIRST PRIN PAY        07/25/01        07/25/01      07/25/01      07/25/01       07/25/01    07/25/01      07/25/01
 LAST PRIN PAY         04/25/31        02/25/30      02/25/25      01/25/20       09/25/15    07/25/13      10/25/11
--------------------------------------------------------------------------------------------------------------------

Class A-2 to
Coupon 5.905%
--------------------------------------------------------------------------------------------------------------------
        FLAT           0% PPC       50% PPC        85% PPC      115% PPC       150% PPC     175% PPC     200% PPC
       PRICE           0% CPR       15% CPR        22% CPR       27% CPR       35% CPR       40% CPR      45% CPR
--------------------------------------------------------------------------------------------------------------------
   100-00                 5.942           5.869         5.826         5.793          5.733       5.686         5.627
--------------------------------------------------------------------------------------------------------------------
 WAL (YR)                 19.92            4.63          3.10          2.47           1.80        1.48          1.21
 MDUR (YR)                10.77            3.61          2.59          2.13           1.61        1.35          1.12
 FIRST PRIN PAY        07/25/01        07/25/01      07/25/01      07/25/01       07/25/01    07/25/01      07/25/01
 LAST PRIN PAY         05/25/31        07/25/19      02/25/14      10/25/11       10/25/08    07/25/07      06/25/06
--------------------------------------------------------------------------------------------------------------------

Class M-1 to
Coupon 7.085%
--------------------------------------------------------------------------------------------------------------------
        FLAT           0% PPC       50% PPC        85% PPC      115% PPC       150% PPC     175% PPC     200% PPC
       PRICE           0% CPR       15% CPR        22% CPR       27% CPR       35% CPR       40% CPR      45% CPR
--------------------------------------------------------------------------------------------------------------------
   100-00                 7.150           7.133         7.117         7.100          7.084       7.077         7.076
--------------------------------------------------------------------------------------------------------------------
 WAL (YR)                 26.48           12.76          8.33          6.29           5.05        4.67          4.62
 MDUR (YR)                11.59            7.76          5.83          4.74           4.02        3.80          3.80
 FIRST PRIN PAY        05/25/23        06/25/07      03/25/05      07/25/04       10/25/04    12/25/04      03/25/05
 LAST PRIN PAY         04/25/31        04/25/28      06/25/21      10/25/16       03/25/13    05/25/11      12/25/09
--------------------------------------------------------------------------------------------------------------------

Class M-2 to
Coupon 7.530%
--------------------------------------------------------------------------------------------------------------------
        FLAT           0% PPC       50% PPC        85% PPC      115% PPC       150% PPC     175% PPC     200% PPC
       PRICE           0% CPR       15% CPR        22% CPR       27% CPR       35% CPR       40% CPR      45% CPR
--------------------------------------------------------------------------------------------------------------------
   100-00                 7.604           7.585         7.566         7.547          7.527       7.516         7.509
--------------------------------------------------------------------------------------------------------------------
 WAL (YR)                 26.47           12.67          8.23          6.22           4.91        4.41          4.14
 MDUR (YR)                11.11            7.54          5.69          4.63           3.88        3.58          3.41
 FIRST PRIN PAY        05/25/23        06/25/07      03/25/05      07/25/04       08/25/04    09/25/04      10/25/04
 LAST PRIN PAY         02/25/31        11/25/26      07/25/19      03/25/15       12/25/11    04/25/10      01/25/09
--------------------------------------------------------------------------------------------------------------------

Class B to Maturity
Coupon 7.530%
--------------------------------------------------------------------------------------------------------------------
        FLAT           0% PPC       50% PPC        85% PPC      115% PPC       150% PPC     175% PPC     200% PPC
       PRICE           0% CPR       15% CPR        22% CPR       27% CPR       35% CPR       40% CPR      45% CPR
--------------------------------------------------------------------------------------------------------------------
      97-24               7.809           7.886         7.966         8.039          8.119       8.164         8.198
--------------------------------------------------------------------------------------------------------------------
 WAL (YR)                 26.44           12.41          8.01          6.04           4.74        4.21          3.88
 MDUR (YR)                10.95            7.41          5.56          4.52           3.75        3.42          3.21
 FIRST PRIN PAY        05/25/23        06/25/07      03/25/05      07/25/04       07/25/04    08/25/04      08/25/04
 LAST PRIN PAY         12/25/30        08/25/24      03/25/17      06/25/13       07/25/10    02/25/09      01/25/08
--------------------------------------------------------------------------------------------------------------------


                                       14

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                       AAMES MORTGAGE TRUST, SERIES 2001-2
                            ACTUAL 05/01/01 BALANCES

POOL:                               Conforming
AMORTIZATION:                       Fixed Rate
INDEX CODE:                         Fixed Rate

TOTAL ORIGINAL:                         98,480,078.90
TOTAL CURRENT:                          98,466,454.09

NUMBER OF LOANS:                                1,316

                                                                              Minimum            Maximum
AVG CURRENT BALANCE:                       $74,822.53                             $9,984.95         $427,500.00
AVG ORIGINAL BALANCE:                      $74,832.89                            $10,000.00         $427,500.00
AVG COLLATERAL VALUE:                     $105,385.66                            $24,500.00         $645,000.00

WAVG GROSS COUPON:                            10.3547%                               7.2000             14.9900%

WAVG COMBINED ORIG. LTV:                        74.65%                                 6.52              100.00%

WAVG FICO SCORE:                               602.51                                  0.00              819.00

WAVG ORIGINAL TERM:                            330.62 months                          60.00              360.00 months
WAVG REMAINING TERM:                           330.23 months                          59.00              360.00 months
WAVG SEASONING:                                  0.39 months                           0.00               10.00 months

TOP STATE CONCENTRATIONS ($):        18.52% California, 15.49% Texas, 7.74% Michigan
MAXIMUM ZIP CODE CONCENTRATION ($)    0.57% 14215 (Buffalo, NY)

FIRST PAY DATE:                                                                Aug 01, 2000        Jul 01, 2001
NEXT DUE DATE:                                                                 May 01, 2001        Jul 01, 2001
MATURE DATE:                                                                   Apr 01, 2006        Jun 01, 2031


                                       15

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                                                                % of Aggregate
                                                         Principal Balance      Principal Balance
                                    Number of            Outstanding as of      Outstanding as of
POOL:                               Mortgage Loans       the Cutoff Date        the Cutoff Date
CONFORMING                                     1,316        98,466,454.09             100.00
-----------------------------------------------------------------------------------------------------
TOTAL                                          1,316        98,466,454.09             100.00
=====================================================================================================

                                                                                % of Aggregate
                                                         Principal Balance      Principal Balance
                                    Number of            Outstanding as of      Outstanding as of
PRODUCT:                            Mortgage Loans       the Cutoff Date        the Cutoff Date
Fixed Rate                                     1,316        98,466,454.09             100.00
-----------------------------------------------------------------------------------------------------
TOTAL                                          1,316        98,466,454.09             100.00
=====================================================================================================

                                                                                % of Aggregate
                                                         Principal Balance      Principal Balance
                                    Number of            Outstanding as of      Outstanding as of
CURRENT BALANCE:                    Mortgage Loans       the Cutoff Date        the Cutoff Date
     9,985  -    50,000                          485        17,568,956.43              17.84
    50,001  -   100,000                          559        39,342,802.07              39.96
   100,001  -   150,000                          166        20,429,570.54              20.75
   150,001  -   200,000                           62        10,688,449.90              10.85
   200,001  -   250,000                           36         8,088,897.02               8.21
   250,001  -   300,000                            6         1,590,500.00               1.62
   300,001  -   350,000                            1           329,778.13               0.33
   400,001  -   427,500                            1           427,500.00               0.43
-----------------------------------------------------------------------------------------------------
TOTAL                                          1,316        98,466,454.09             100.00
=====================================================================================================

                                                                                % of Aggregate
                                                         Principal Balance      Principal Balance
                                    Number of            Outstanding as of      Outstanding as of
GROSS COUPON:                       Mortgage Loans       the Cutoff Date        the Cutoff Date
  7.200  -  7.500                                  7           913,492.79               0.93
  7.501  -  8.000                                 44         4,702,858.77               4.78
  8.001  -  8.500                                 32         3,798,853.36               3.86
  8.501  -  9.000                                 80         8,683,644.78               8.82
  9.001  -  9.500                                142        13,482,919.94              13.69
  9.501  - 10.000                                226        19,324,876.61              19.63
 10.001  - 10.500                                131        10,393,186.80              10.56
 10.501  - 11.000                                154        10,292,776.70              10.45
 11.001  - 11.500                                103         6,159,626.95               6.26
 11.501  - 12.000                                133         7,824,032.40               7.95
 12.001  - 12.500                                 85         4,526,288.96               4.60
 12.501  - 13.000                                 71         3,106,068.48               3.15


                                       16

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

 13.001  - 13.500                                 40         1,963,439.92               1.99
 13.501  - 14.000                                 48         2,382,041.84               2.42
 14.001  - 14.500                                 16           736,069.77               0.75
 14.501  - 14.990                                  4           176,276.02               0.18
-----------------------------------------------------------------------------------------------------
TOTAL                                          1,316        98,466,454.09             100.00
=====================================================================================================

                                                                                % of Aggregate
                                                         Principal Balance      Principal Balance
                                    Number of            Outstanding as of      Outstanding as of
COMBINED ORIG. LTV:                 Mortgage Loans       the Cutoff Date        the Cutoff Date
   6.52  -  10.00                                  1            36,000.00               0.04
  10.01  -  15.00                                  2            24,984.95               0.03
  15.01  -  20.00                                 13           318,780.35               0.32
  20.01  -  25.00                                  7           238,492.11               0.24
  25.01  -  30.00                                 15           632,568.27               0.64
  30.01  -  35.00                                 14           553,655.83               0.56
  35.01  -  40.00                                 22         1,054,969.06               1.07
  40.01  -  45.00                                 17           824,700.00               0.84
  45.01  -  50.00                                 35         1,383,832.81               1.41
  50.01  -  55.00                                 36         2,638,404.31               2.68
  55.01  -  60.00                                 59         3,252,843.01               3.30
  60.01  -  65.00                                 84         5,394,375.43               5.48
  65.01  -  70.00                                155        10,682,998.85              10.85
  70.01  -  75.00                                221        16,413,632.49              16.67
  75.01  -  80.00                                435        36,164,448.46              36.73
  80.01  -  85.00                                 93         7,848,607.46               7.97
  85.01  -  90.00                                 89         9,046,368.04               9.19
  90.01  -  95.00                                 12         1,227,087.66               1.25
  95.01  - 100.00                                  6           729,705.00               0.74
-----------------------------------------------------------------------------------------------------
TOTAL                                          1,316        98,466,454.09             100.00
=====================================================================================================


                                       17

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                                       % of Aggregate
                                                Principal Balance      Principal Balance
                           Number of            Outstanding as of      Outstanding as of
FICO:                      Mortgage Loans       the Cutoff Date        the Cutoff Date
     <=   0                            15             874,200.00              0.89
   1  -  50                             1              29,250.00              0.03
 451  - 500                             5             281,741.87              0.29
 501  - 550                           207          10,954,647.83             11.13
 551  - 600                           462          36,006,852.02             36.57
 601  - 650                           483          38,656,048.11             39.26
 651  - 700                           104           8,944,752.97              9.08
 701  - 750                            26           1,683,166.86              1.71
 751  - 800                            12           1,002,885.93              1.02
 801  - 819                             1              32,908.50              0.03
-----------------------------------------------------------------------------------------------
TOTAL                               1,316          98,466,454.09            100.00
===============================================================================================

                                                                       % of Aggregate
                                                Principal Balance      Principal Balance
                           Number of            Outstanding as of      Outstanding as of
ORIGINAL TERM:             Mortgage Loans       the Cutoff Date        the Cutoff Date
  60  -  60                             1              29,619.98              0.03
 109  - 120                            18             663,829.77              0.67
 145  - 156                             1              42,300.00              0.04
 169  - 180                           218          12,025,442.41             12.21
 193  - 204                             1             144,000.00              0.15
 229  - 240                            59           4,307,425.66              4.37
 289  - 300                             2             124,000.00              0.13
 301  - 312                             1              70,400.00              0.07
 325  - 336                             1              63,400.00              0.06
 349  - 360                         1,014          80,996,036.27             82.26
-----------------------------------------------------------------------------------------------
TOTAL                               1,316          98,466,454.09            100.00
===============================================================================================

                                                                       % of Aggregate
                                                Principal Balance      Principal Balance
                           Number of            Outstanding as of      Outstanding as of
REMAINING TERM:            Mortgage Loans       the Cutoff Date        the Cutoff Date
  59  -  60                             1              29,619.98              0.03
 115  - 120                            18             663,829.77              0.67
 151  - 156                             1              42,300.00              0.04
 175  - 180                           218          12,025,442.41             12.21
 199  - 204                             1             144,000.00              0.15
 235  - 240                            59           4,307,425.66              4.37
 295  - 300                             2             124,000.00              0.13
 307  - 312                             1              70,400.00              0.07

                                       18

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


 331  - 336                             1              63,400.00              0.06
 349  - 354                             1             139,226.96              0.14
 355  - 360                         1,013          80,856,809.31             82.12
-----------------------------------------------------------------------------------------------
TOTAL                               1,316          98,466,454.09            100.00
===============================================================================================

                                                                       % of Aggregate
                                                Principal Balance      Principal Balance
                           Number of            Outstanding as of      Outstanding as of
DOCUMENTATION:             Mortgage Loans       the Cutoff Date        the Cutoff Date
 FULL                               1,090          80,433,887.97             81.69
 LIGHT                                 72           5,032,811.80              5.11
 STATED                               154          12,999,754.32             13.20
-----------------------------------------------------------------------------------------------
TOTAL                               1,316          98,466,454.09            100.00
===============================================================================================

                                                                       % of Aggregate
                                                Principal Balance      Principal Balance
                           Number of            Outstanding as of      Outstanding as of
CREDIT GRADE:              Mortgage Loans       the Cutoff Date        the Cutoff Date
 A                                    190          17,351,025.44             17.62
 A+                                    36           2,374,555.14              2.41
 A-                                   388          32,666,846.34             33.18
 B                                    243          18,363,990.56             18.65
 B+                                   130           9,804,622.25              9.96
 B-                                    46           3,181,206.90              3.23
 C                                    163           8,109,220.62              8.24
 C+                                    50           2,748,118.28              2.79
 C-                                    37           2,224,086.02              2.26
 D                                     33           1,642,782.54              1.67
-----------------------------------------------------------------------------------------------
TOTAL                               1,316          98,466,454.09            100.00
===============================================================================================

                                                                       % of Aggregate
                                                Principal Balance      Principal Balance
                           Number of            Outstanding as of      Outstanding as of
OCCUPANCY:                 Mortgage Loans       the Cutoff Date        the Cutoff Date
 NON-OWNER                            141           8,642,543.86              8.78
 PRIMARY                            1,169          89,190,910.23             90.58
 SECOND HOME                            6             633,000.00              0.64
-----------------------------------------------------------------------------------------------
TOTAL                               1,316          98,466,454.09            100.00
===============================================================================================

                                                                       % of Aggregate
                                                Principal Balance      Principal Balance
                           Number of            Outstanding as of      Outstanding as of
CHANNEL:                   Mortgage Loans       the Cutoff Date        the Cutoff Date
 BROKER                               222          20,182,367.21             20.50
 NATIONAL LOAN CENTER                 119           9,965,504.15             10.12


                                       19

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


 RETAIL                               973          68,115,556.19             69.18
 UNAFFILIATED ORIGINATOR                2             203,026.54              0.21
-----------------------------------------------------------------------------------------------
TOTAL                               1,316          98,466,454.09            100.00
===============================================================================================

                                                                       % of Aggregate
                                                Principal Balance      Principal Balance
                           Number of            Outstanding as of      Outstanding as of
PROPERTY TYPE:             Mortgage Loans       the Cutoff Date        the Cutoff Date
 CONDOMINIUM                           30           2,359,916.50              2.40
 MANUFACTURED HOUSING                  10             584,755.46              0.59
 SINGLE FAMILY                      1,164          86,930,616.60             88.28
 TWO-FOUR FAMILY                      112           8,591,165.53              8.72
-----------------------------------------------------------------------------------------------
TOTAL                               1,316          98,466,454.09            100.00
===============================================================================================

                                                                       % of Aggregate
                                                Principal Balance      Principal Balance
                           Number of            Outstanding as of      Outstanding as of
LIEN POSITION:             Mortgage Loans       the Cutoff Date        the Cutoff Date
 FIRST LIEN                         1,316          98,466,454.09            100.00
-----------------------------------------------------------------------------------------------
TOTAL                               1,316          98,466,454.09            100.00
===============================================================================================

                                                                       % of Aggregate
                                                Principal Balance      Principal Balance
                           Number of            Outstanding as of      Outstanding as of
STATE:                     Mortgage Loans       the Cutoff Date        the Cutoff Date
 ARIZONA                               20           1,463,928.65              1.49
 ARKANSAS                               4             274,925.00              0.28
 CALIFORNIA                           144          18,238,893.34             18.52
 COLORADO                               1             136,000.00              0.14
 CONNECTICUT                           10             845,550.00              0.86
 FLORIDA                               65           4,986,480.80              5.06
 GEORGIA                               16           1,176,920.44              1.20
 HAWAII                                10           1,442,050.00              1.46
 IDAHO                                  8             709,960.98              0.72
 ILLINOIS                              59           4,655,452.00              4.73
 INDIANA                               20           1,149,333.56              1.17
 IOWA                                  52           2,898,832.32              2.94
 KANSAS                                 8             518,750.00              0.53
 KENTUCKY                               3             169,327.35              0.17
 LOUISIANA                             15             690,338.05              0.70
 MARYLAND                              10           1,258,625.00              1.28
 MASSACHUSETTS                         11           1,077,100.00              1.09
 MICHIGAN                             120           7,623,430.65              7.74
 MINNESOTA                             18           1,749,734.05              1.78
 MISSISSIPPI                            6             303,625.00              0.31

                                       20

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


 MISSOURI                              41           2,561,329.84              2.60
 MONTANA                               13           1,125,415.00              1.14
 NEBRASKA                               3             209,700.00              0.21
 NEVADA                                20           1,960,108.67              1.99
 NEW HAMPSHIRE                          1             152,821.48              0.16
 NEW JERSEY                            10             715,223.93              0.73
 NEW MEXICO                             3             273,320.00              0.28
 NEW YORK                              96           5,749,908.31              5.84
 NORTH CAROLINA                        14             775,445.04              0.79
 OHIO                                  88           4,874,285.35              4.95
 OKLAHOMA                              30           1,624,430.85              1.65
 OREGON                                13           1,405,183.54              1.43
 PENNSYLVANIA                          42           2,279,409.83              2.31
 RHODE ISLAND                           8           1,095,850.00              1.11
 SOUTH CAROLINA                         4             221,000.00              0.22
 TENNESSEE                             38           2,184,978.58              2.22
 TEXAS                                231          15,251,885.32             15.49
 UTAH                                   6             567,850.83              0.58
 VIRGINIA                              27           1,551,925.83              1.58
 WASHINGTON                            13           1,502,406.97              1.53
 WISCONSIN                             15           1,014,717.53              1.03
-----------------------------------------------------------------------------------------------
TOTAL                               1,316          98,466,454.09            100.00
===============================================================================================

                                                                       % of Aggregate
                                                Principal Balance      Principal Balance
                           Number of            Outstanding as of      Outstanding as of
DELINQUENCY:               Mortgage Loans       the Cutoff Date        the Cutoff Date
 CURRENT                            1,316          98,466,454.09            100.00
-----------------------------------------------------------------------------------------------
TOTAL                               1,316          98,466,454.09            100.00
===============================================================================================


                                       21

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                                                       % of Aggregate
                                                Principal Balance      Principal Balance
                           Number of            Outstanding as of      Outstanding as of
ORIG PREPAY TERM:          Mortgage Loans       the Cutoff Date        the Cutoff Date
   0                                  564          38,610,242.58             39.21
   6                                    1              41,250.00              0.04
  12                                   89           6,234,677.92              6.33
  36                                  122           8,096,629.65              8.22
  42                                   15           1,524,691.55              1.55
  60                                  525          43,958,962.39             44.64
-----------------------------------------------------------------------------------------------
TOTAL                               1,316          98,466,454.09            100.00
===============================================================================================

                                                                       % of Aggregate
                                                Principal Balance      Principal Balance
                           Number of            Outstanding as of      Outstanding as of
PREPAYMENT FLAG:           Mortgage Loans       the Cutoff Date        the Cutoff Date
 NO PREPAYMENT PENALTY                564          38,610,242.58             39.21
 PREPAYMENT PENALTY                   752          59,856,211.51             60.79
-----------------------------------------------------------------------------------------------
TOTAL                               1,316          98,466,454.09            100.00
===============================================================================================


                                       22

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                       AAMES MORTGAGE TRUST, SERIES 2001-2
                            ACTUAL 05/01/01 BALANCES

POOL:                               Non-Conforming
AMORTIZATION:                       ARM& Fixed Rate
INDEX CODE:                         6 Mo LIBOR& Fixed Rate

TOTAL ORIGINAL BALANCE:                    22,674,149.00
TOTAL CURRENT BALANCE:                     22,673,543.69

NUMBER OF LOANS:                                     179

                                                                                Minimum              Maximum
AVG CURRENT BALANCE:                         $126,667.84                            $25,000.00      $738,500.00
AVG ORIGINAL BALANCE                         $126,671.22                            $25,000.00      $738,500.00
AVG COLLATERAL VALUE:                        $166,343.43                            $30,500.00    $1,055,000.00

WAVG GROSS COUPON:                               10.0602%                              7.8300           13.2670%
WAVG GROSS MARGIN:                                6.2843%                              4.9600            8.4850%
WAVG MAX INT RATE:                               16.3347%                             15.2500           17.6250%
WAVG MIN INT RATE:                               10.3347%                              9.2500           11.6250%
WAVG FIRST PER CAP:                               2.9875%                              1.0000            3.0000%
WAVG PERIODIC RATE CAP:                           1.0000%                              1.0000            1.0000%

WAVG COMBINED ORIG. LTV:                           77.11%                               44.35             90.00%

WAVG FICO SCORE:                                  591.12                               500.00            750.00

WAVG ORIGINAL TERM:                               356.87 months                        120.00            360.00 months
WAVG REMAINING TERM:                              356.70 months                        120.00            360.00 months
WAVG SEASONING:                                     0.17 months                          0.00              1.00 months

WAVG RATE ADJ FREQ:                                 6.00 months                          6.00              6.00 months
WAVG 1ST RATE ADJ FREQ:                            36.00 months                         36.00             36.00 months
WAVG MONTHS TO ROLL:                               36.62 months                         36.00             37.00 months

TOP STATE CONCENTRATIONS ($):        27.27% California, 13.73% Florida, 6.11% Texas
MAXIMUM ZIP CODE CONCENTRATION ($):    3.26% 94070 (San Carlos, CA)

FIRST PAY DATE:                                                                May 01, 2001          Jul 01, 2001
NEXT DUE DATE:                                                                 May 01, 2001          Jul 01, 2001
RATE CHANGE DATE:                                                              May 01, 2004          Jun 01, 2004
MATURE DATE:                                                                   May 01, 2011          Jun 01, 2031


                                       23

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                                                 % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
POOL:                                  Mortgage Loans       the Cutoff Date      the Cutoff Date
 Non-Conforming                                   179         22,673,543.69          100.00
-----------------------------------------------------------------------------------------------------
TOTAL                                             179         22,673,543.69          100.00
=====================================================================================================

                                                                                 % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
PRODUCT:                               Mortgage Loans       the Cutoff Date      the Cutoff Date
 3/27 6 MONTH LIBOR ARM                           160         14,958,756.88           65.97
 FIXED RATE                                        19          7,714,786.81           34.03
-----------------------------------------------------------------------------------------------------
TOTAL                                             179         22,673,543.69          100.00
=====================================================================================================

                                                                                 % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
CURRENT BALANCE:                       Mortgage Loans       the Cutoff Date      the Cutoff Date
    25,000  -    50,000                            34          1,393,040.47            6.14
    50,001  -   100,000                            63          4,659,094.48           20.55
   100,001  -   150,000                            45          5,524,901.93           24.37
   150,001  -   200,000                            13          2,190,800.00            9.66
   200,001  -   250,000                             4            914,420.00            4.03
   250,001  -   300,000                             4          1,137,500.00            5.02
   300,001  -   350,000                             4          1,282,891.81            5.66
   350,001  -   400,000                             4          1,510,900.00            6.66
   400,001  -   450,000                             4          1,676,500.00            7.39
   450,001  -   500,000                             2            979,995.00            4.32
   650,001  -   700,000                             1            665,000.00            2.93
   700,001  -   738,500                             1            738,500.00            3.26
-----------------------------------------------------------------------------------------------------
TOTAL                                             179         22,673,543.69          100.00
=====================================================================================================

                                                                                 % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
GROSS COUPON:                          Mortgage Loans       the Cutoff Date      the Cutoff Date
  7.830  -  8.000                                   1            326,300.00            1.44
  8.001  -  8.500                                   2            561,000.00            2.47
  8.501  -  9.000                                   5          1,949,550.00            8.60
  9.001  -  9.500                                  25          3,847,994.09           16.97
  9.501  - 10.000                                  43          6,151,281.72           27.13
 10.001  - 10.500                                  28          2,836,303.00           12.51


                                       24

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


 10.501  - 11.000                                  40          4,317,127.78           19.04
 11.001  - 11.500                                  29          2,049,822.10            9.04
 11.501  - 12.000                                   5            306,915.00            1.35
 13.001  - 13.267                                   1            327,250.00            1.44
-----------------------------------------------------------------------------------------------------
TOTAL                                             179         22,673,543.69          100.00
=====================================================================================================

                                                                                 % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
GROSS MARGIN:                          Mortgage Loans       the Cutoff Date      the Cutoff Date
  4.960  -  5.000                                   2            294,750.00            1.97
  5.001  -  5.500                                  17          1,833,650.00           12.26
  5.501  -  6.000                                  34          3,221,296.57           21.53
  6.001  -  6.500                                  35          3,049,383.00           20.39
  6.501  -  7.000                                  57          5,363,155.21           35.85
  7.001  -  7.500                                  13            996,372.10            6.66
  7.501  -  8.000                                   1             84,150.00            0.56
  8.001  -  8.485                                   1            116,000.00            0.78
-----------------------------------------------------------------------------------------------------
TOTAL                                             160         14,958,756.88          100.00
=====================================================================================================

                                                                                  % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
MAX INT RATE:                          Mortgage Loans       the Cutoff Date      the Cutoff Date
 15.250  - 15.500                                  21          2,008,152.28           13.42
 15.501  - 16.000                                  39          4,247,286.72           28.39
 16.001  - 16.500                                  27          2,460,703.00           16.45
 16.501  - 17.000                                  39          3,885,877.78           25.98
 17.001  - 17.500                                  29          2,049,822.10           13.70
 17.501  - 17.625                                   5            306,915.00            2.05
-----------------------------------------------------------------------------------------------------
TOTAL                                             160         14,958,756.88          100.00
=====================================================================================================

                                                                                 % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
MIN INT RATE:                          Mortgage Loans       the Cutoff Date      the Cutoff Date
  9.250  -  9.500                                  21          2,008,152.28           13.42
  9.501  - 10.000                                  39          4,247,286.72           28.39
 10.001  - 10.500                                  27          2,460,703.00           16.45
 10.501  - 11.000                                  39          3,885,877.78           25.98
 11.001  - 11.500                                  29          2,049,822.10           13.70
 11.501  - 11.625                                   5            306,915.00            2.05
-----------------------------------------------------------------------------------------------------
TOTAL                                             160         14,958,756.88          100.00
=====================================================================================================

                                       25

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                                                                 % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
INITIAL RATE CAP:                      Mortgage Loans       the Cutoff Date      the Cutoff Date
  1.000                                             1             93,600.00            0.63
  3.000                                           159         14,865,156.88           99.37
-----------------------------------------------------------------------------------------------------
TOTAL                                             160         14,958,756.88          100.00
=====================================================================================================

                                                                                 % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
SUBSEQUENT RATE CAP:                   Mortgage Loans       the Cutoff Date      the Cutoff Date
  1.000                                           160         14,958,756.88          100.00
-----------------------------------------------------------------------------------------------------
TOTAL                                             160         14,958,756.88          100.00
=====================================================================================================

                                                                                 % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
NEXT ADJUSTMENT:                       Mortgage Loans       the Cutoff Date      the Cutoff Date
 MAY  2004                                         59          5,646,797.88           37.75
 JUN  2004                                        101          9,311,959.00           62.25
-----------------------------------------------------------------------------------------------------
TOTAL                                             160         14,958,756.88          100.00
=====================================================================================================

                                                                                 % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
COMBINED ORIG. LTV:                    Mortgage Loans       the Cutoff Date      the Cutoff Date
  44.35  -  45.00                                   1             37,700.00            0.17
  45.01  -  50.00                                   3            217,250.00            0.96
  55.01  -  60.00                                   5            449,000.00            1.98
  60.01  -  65.00                                  11          1,656,208.00            7.30
  65.01  -  70.00                                  15          2,879,687.90           12.70
  70.01  -  75.00                                  31          4,202,760.21           18.54
  75.01  -  80.00                                  61          8,409,558.38           37.09
  80.01  -  85.00                                  29          2,554,869.20           11.27
  85.01  -  90.00                                  23          2,266,510.00           10.00
-----------------------------------------------------------------------------------------------------
TOTAL                                             179         22,673,543.69          100.00
=====================================================================================================

                                                                                  % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
LIEN POSITION:                         Mortgage Loans       the Cutoff Date      the Cutoff Date
 FIRST LIEN                                       179         22,673,543.69          100.00
-----------------------------------------------------------------------------------------------------
TOTAL                                             179         22,673,543.69          100.00
=====================================================================================================


                                       26

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                                                 % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
FICO:                                  Mortgage Loans       the Cutoff Date      the Cutoff Date
 500  - 500                                         1             50,100.00            0.22
 501  - 550                                        33          3,150,363.21           13.89
 551  - 600                                        74          9,978,646.00           44.01
 601  - 650                                        61          8,421,769.48           37.14
 651  - 700                                         8            956,050.00            4.22
 701  - 750                                         2            116,615.00            0.51
-----------------------------------------------------------------------------------------------------
TOTAL                                             179         22,673,543.69          100.00
=====================================================================================================

                                                                                 % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
ORIGINAL TERM:                         Mortgage Loans       the Cutoff Date      the Cutoff Date
 120  - 120                                         1            100,000.00            0.44
 169  - 180                                         1             56,000.00            0.25
 229  - 240                                         1            308,000.00            1.36
 349  - 360                                       176         22,209,543.69           97.95
-----------------------------------------------------------------------------------------------------
TOTAL                                             179         22,673,543.69          100.00
=====================================================================================================

                                                                                 % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
REMAINING TERM:                        Mortgage Loans       the Cutoff Date      the Cutoff Date
 120  - 120                                         1            100,000.00            0.44
 175  - 180                                         1             56,000.00            0.25
 235  - 240                                         1            308,000.00            1.36
 355  - 360                                       176         22,209,543.69           97.95
-----------------------------------------------------------------------------------------------------
TOTAL                                             179         22,673,543.69          100.00
=====================================================================================================

                                                                                 % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
DOCUMENTATION:                         Mortgage Loans       the Cutoff Date      the Cutoff Date
 FULL                                             151         17,855,342.88           78.75
 LIGHT                                              5          1,942,841.81            8.57
 STATED                                            23          2,875,359.00           12.68
-----------------------------------------------------------------------------------------------------
TOTAL                                             179         22,673,543.69          100.00
=====================================================================================================


                                       27

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                                                 % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
CREDIT GRADE:                          Mortgage Loans       the Cutoff Date      the Cutoff Date
 A                                                 28          3,977,586.72           17.54
 A+                                                 1             35,615.00            0.16
 A-                                                55          7,004,671.86           30.89
 B                                                 45          4,741,579.90           20.91
 B+                                                 8          1,265,495.00            5.58
 B-                                                 4            853,250.00            3.76
 C                                                 29          3,578,795.21           15.78
 C+                                                 3            357,000.00            1.57
 C-                                                 4            509,050.00            2.25
 E                                                  2            350,500.00            1.55
-----------------------------------------------------------------------------------------------------
TOTAL                                             179         22,673,543.69          100.00
=====================================================================================================

                                                                                 % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
OCCUPANCY:                             Mortgage Loans       the Cutoff Date      the Cutoff Date
 NON-OWNER                                         10            754,450.00            3.33
 PRIMARY                                          169         21,919,093.69           96.67
-----------------------------------------------------------------------------------------------------
TOTAL                                             179         22,673,543.69          100.00
=====================================================================================================

                                                                                 % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
CHANNEL:                               Mortgage Loans       the Cutoff Date      the Cutoff Date
 BROKER                                            99         10,620,136.57           46.84
 NATIONAL LOAN CENTER                               2            839,000.00            3.70
 RETAIL                                            77         11,120,807.12           49.05
 UNAFFILIATED ORIGINATOR                            1             93,600.00            0.41
-----------------------------------------------------------------------------------------------------
TOTAL                                             179         22,673,543.69          100.00
=====================================================================================================

                                                                                 % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
PROPERTY TYPE:                         Mortgage Loans       the Cutoff Date      the Cutoff Date
 Condominium                                        8            689,077.00            3.04
 Single Family                                    160         20,871,378.79           92.05
 Two-Four Family                                   11          1,113,087.90            4.91
-----------------------------------------------------------------------------------------------------
TOTAL                                             179         22,673,543.69          100.00
=====================================================================================================


                                       28

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                                                 % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
STATE:                                 Mortgage Loans       the Cutoff Date      the Cutoff Date
 ARIZONA                                            5            243,000.00            1.07
 ARKANSAS                                           1             72,900.00            0.32
 CALIFORNIA                                        25          6,182,469.81           27.27
 COLORADO                                           1            140,700.00            0.62
 CONNECTICUT                                        5            616,420.00            2.72
 FLORIDA                                           31          3,114,146.00           13.73
 GEORGIA                                            2            486,950.00            2.15
 HAWAII                                             1            431,250.00            1.90
 ILLINOIS                                           9            862,800.00            3.81
 INDIANA                                            6          1,052,450.00            4.64
 IOWA                                               8            563,257.28            2.48
 KANSAS                                             1             46,700.00            0.21
 KENTUCKY                                           2             70,500.00            0.31
 LOUISIANA                                          3            130,500.00            0.58
 MARYLAND                                           1            375,600.00            1.66
 MASSACHUSETTS                                      2            349,000.00            1.54
 MICHIGAN                                          14          1,010,670.10            4.46
 MINNESOTA                                          7          1,180,648.21            5.21
 MISSISSIPPI                                        1            160,200.00            0.71
 MISSOURI                                           5            276,440.00            1.22
 MONTANA                                            2            160,850.00            0.71
 NEBRASKA                                           4            421,600.00            1.86
 NEW MEXICO                                         1             90,000.00            0.40
 NEW YORK                                           2            553,250.00            2.44
 NORTH CAROLINA                                     1             50,000.00            0.22
 OHIO                                               9            647,465.00            2.86
 OKLAHOMA                                           2            134,880.00            0.59
 OREGON                                             4            458,386.72            2.02
 PENNSYLVANIA                                       4            229,450.00            1.01
 SOUTH CAROLINA                                     1             61,750.00            0.27
 TEXAS                                             13          1,386,260.57            6.11
 VIRGINIA                                           1            300,000.00            1.32
 WASHINGTON                                         4            763,050.00            3.37
 WEST VIRGINIA                                      1             50,000.00            0.22
-----------------------------------------------------------------------------------------------------
TOTAL                                             179         22,673,543.69          100.00
=====================================================================================================

                                       29

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                                                 % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
DELINQUENCY:                           Mortgage Loans       the Cutoff Date      the Cutoff Date
 Current                                          179         22,673,543.69          100.00
-----------------------------------------------------------------------------------------------------
TOTAL                                             179         22,673,543.69          100.00
=====================================================================================================

                                                                                 % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
ORIG PREPAY TERM:                      Mortgage Loans       the Cutoff Date      the Cutoff Date
   0                                              145         15,357,908.67           67.73
  12                                                1            406,250.00            1.79
  36                                               19          2,760,350.00           12.17
  42                                                2            565,948.21            2.50
  60                                               12          3,583,086.81           15.80
-----------------------------------------------------------------------------------------------------
TOTAL                                             179         22,673,543.69          100.00
=====================================================================================================

                                                                                 % of Aggregate
                                                            Principal Balance    Principal Balance
                                       Number of            Outstanding as of    Outstanding as of
PREPAYMENT FLAG:                       Mortgage Loans        the Cutoff Date     the Cutoff Date
 NO PREPAYMENT PENALTY                            145         15,357,908.67           67.73
 PREPAYMENT PENALTY                                34          7,315,635.02           32.27
-----------------------------------------------------------------------------------------------------
TOTAL                                             179         22,673,543.69          100.00
=====================================================================================================



                                       30

GREENWICH CAPITAL
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